Inventory valuation	6 Months Ended
Jun. 30, 2019
Disclosure of inventories [Abstract]
Disclosure of inventories [text block]
Inventory valuation

A provision of $242 million was held against hydrocarbon inventories at 30 June 2019 ($38 million at 30 June 2018) to write them down to their net realizable value. The net movement charged to the income statement during the second quarter 2019 was $120 million (second quarter 2018 was a credit of $15 million).